Debt	12 Months Ended
Sep. 30, 2015
Debt Disclosure [Abstract]
Debt

3. Debt.

Debt at September 30 is summarized as follows (in thousands):

	2015	2014
Revolving credit (uncollateralized)	$—	7,282

Prior to the Spin-off, the Company was permitted to borrow under FRP's credit agreement with Wells Fargo Bank, N.A. (the "FRP Credit Agreement"). On January 30, 2015, the Company entered into a new $25 million, five year, revolving credit agreement with Wells Fargo Bank, N.A. and assumed and refinanced $5.1 million then outstanding on the FRP Credit Agreement into this new revolver. As of September 30, 2015, we had no outstanding debt borrowed on this revolver, $2,745,000 outstanding under letters of credit and $22,255,000 available for additional borrowings. The credit agreement contains certain conditions, affirmative financial covenants and negative covenants including limitations on paying cash dividends. The Company was in compliance with all of its loan covenants.

In addition to the unsecured revolving facility provided by Wells Fargo, Management determined the Company needed an additional financing source to provide capital for potential growth opportunities. As a result, the Company closed on a loan from Branch Banking and Trust Company (BB&T) for up to $25 million under a two (2) year revolving facility to be secured by a portion of the Company’s equipment. This facility contains a provision which automatically converts any draws under the revolver into five-year term loans with a seven year amortization. As of September 30 2015, the Company had not taken any draws against this facility.